UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 25, 2015

Date of Report (Date of earliest event reported)

EVERGREEN-AGRA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53902	98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur suite 300, Irvine CA, USA 92612

(Address of principal executive offices) (Zip Code)

604.764.7646

Registrant's telephone number, including area code

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

The Issuer is currently completing its financials to be submitted for review by its auditor so that the Company's reporting obligations will become current.

When the company is current in its reporting obligations it will return to the OTCQB considering all prerequisites have been met.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly ca used this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc.

Date: November 25, 2015	By:	/s/ Rene Hamouth
Rene Hamouth
Chairman of the Board / Director